UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22021

                  The Gabelli Healthcare & Wellness(Rx) Trust
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                  Agnes Mullady
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                              (THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST LOGO)

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST

                                  Annual Report
                                December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                      Since
                                                                    Inception
                                               Quarter   1 Year    (06/28/07)
                                               -------   ------    ----------
GABELLI HEALTHCARE & WELLNESS(RX) TRUST
   NAV TOTAL RETURN (b) ....................   (14.70)%  (22.03)%    (14.61)%
   INVESTMENT TOTAL RETURN (c) .............    (9.63)   (28.63)     (25.78)
S&P 500 Index ..............................   (21.95)   (36.99)     (27.17)(d)
S&P 500 Health Care Index ..................   (12.10)   (22.81)     (15.46)
S&P 500 Consumer Staples Index .............   (12.83)   (15.43)      (5.41)

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE S&P 500 HEALTH CARE INDEX IS AN UNMANAGED INDICATOR OF HEALTH CARE EQUIPMENT AND SERVICES, PHARMACEUTICALS, BIOTECHNOLOGY, AND LIFE SCIENCES STOCK PERFORMANCE. THE S&P 500 CONSUMER STAPLES INDEX IS AN UNMANAGED INDICATOR OF FOOD AND STAPLES RETAILING, FOOD, BEVERAGE AND TOBACCO, AND HOUSEHOLD AND PERSONAL PRODUCTS STOCK PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $8.00.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $8.00.

(d) FROM JUNE 30, 2007, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.

                                        Sincerely yours,


                                        /s/ Agnes Mullady
                                        Agnes Mullady
                                        President

February 20, 2009

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

Food ..................................................................    27.5%
Health Care Equipment and Supplies ....................................    17.4%
U.S. Government Obligations ...........................................    14.9%
Health Care Providers and Services ....................................    10.5%
Food and Staples Retailing ............................................    10.0%
Pharmaceuticals .......................................................     8.2%
Beverages .............................................................     6.8%
Biotechnology .........................................................     2.3%
Computers and Peripheral ..............................................     0.9%
Chemicals .............................................................     0.7%
Consumer Services and Supplies ........................................     0.7%
Computer Software and Services ........................................     0.1%
                                                                          -----
                                                                          100.0%
                                                                          =====

     THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST (THE "FUND") WILL FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC's website at www.sec.gov.

                  THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

                                                                       MARKET
  SHARES                                                  COST          VALUE
-----------                                           -----------   ------------
              COMMON STOCKS -- 85.0%
              BEVERAGES -- 6.8%
     45,000   Dr. Pepper Snapple Group Inc.+ ......   $ 1,162,935   $    731,250
     12,000   Hansen Natural Corp.+ ...............       483,967        402,360
     70,000   ITO EN Ltd. .........................     1,504,670      1,020,849
      6,000   ITO EN Ltd., Preference .............       136,369         59,636
     12,000   PepsiCo Inc. ........................       800,300        657,240
     14,000   The Coca-Cola Co. ...................       738,261        633,780
    100,000   Vitasoy International
                 Holdings Ltd. ....................        35,811         44,515
                                                      -----------   ------------
                                                        4,862,313      3,549,630
                                                      -----------   ------------
              BIOTECHNOLOGY -- 2.3%
     25,000   3SBio Inc., ADR+ ....................       311,281        195,000
        200   Arena Pharmaceuticals Inc.+ .........         2,222            834
     40,000   Array Biopharma Inc.+ ...............       456,689        162,000
      6,500   Cephalon Inc.+ ......................       458,994        500,760
      6,000   Crucell NV, ADR+ ....................        88,665         90,900
     25,000   CytRx Corp.+ ........................        47,750          7,750
      5,000   Gilead Sciences Inc.+ ...............       207,845        255,700
      2,593   RXi Pharmaceuticals Corp.+ ..........        38,843         14,910
                                                      -----------   ------------
                                                        1,612,289      1,227,854
                                                      -----------   ------------
              CHEMICALS -- 0.7%
     12,000   International Flavors &
                 Fragrances Inc. ..................       571,938        356,640
                                                      -----------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
      5,000   eResearch Technology Inc. + .........        42,619         33,150
                                                      -----------   ------------
              COMPUTERS AND PERIPHERAL -- 0.9%
     11,000   Quality Systems Inc. ................       351,369        479,820
                                                      -----------   ------------
              CONSUMER SERVICES AND SUPPLIES -- 0.7%
     12,000   Weight Watchers
                 International Inc. ...............       462,132        353,040
                                                      -----------   ------------
              FOOD -- 27.5%
     12,800   Cadbury plc, ADR ....................       693,535        456,576
     40,000   Campbell Soup Co. ...................     1,437,303      1,200,400
     85,000   Dean Foods Co.+ .....................     1,896,726      1,527,450
     50,000   Del Monte Foods Co. .................       503,345        357,000
     22,000   Flowers Foods Inc. ..................       463,990        535,920
     20,000   General Mills Inc. ..................     1,136,982      1,215,000
     20,000   Groupe Danone .......................     1,542,303      1,200,445
     12,000   H.J. Heinz Co. ......................       533,871        451,200
     30,000   Hain Celestial Group Inc.+ ..........       869,430        572,700
     17,000   Kellogg Co. .........................       861,718        745,450
     16,000   Kerry Group plc, Cl. A ..............       419,845        294,691
     56,000   Kikkoman Corp. ......................       717,679        649,266
     59,000   Lifeway Foods Inc.+ .................       629,880        529,820
    100,000   Meiji Seika Kaisha Ltd. .............       491,785        472,146
     15,000   Morinaga Milk Industry Co. Ltd. .....        48,287         57,749
     39,000   Nestle SA ...........................     1,571,277      1,524,311
     10,000   Parmalat SpA ........................        28,587         16,194
      6,000   Rock Field Co. Ltd. .................        81,896         78,235
     84,400   Smart Balance Inc.+ .................       644,707        573,920
     15,000   The J.M. Smucker Co. ................       757,913        650,400
     20,000   Tingyi (Cayman Islands)
                 Holding Corp. ....................        24,537         23,173
     14,000   Wimm-Bill-Dann Foods OJSC, ADR+ .....       956,955        368,340
     40,000   YAKULT HONSHA Co. Ltd. ..............       963,651        842,361
                                                      -----------   ------------
                                                       17,276,202     14,342,747
                                                      -----------   ------------

                                                                       MARKET
  SHARES                                                  COST          VALUE
-----------                                           -----------   ------------
              FOOD AND STAPLES RETAILING -- 10.0%
      6,000   Costco Wholesale Corp. ..............   $   347,483   $    315,000
     36,000   CVS Caremark Corp. ..................     1,295,865      1,034,640
     12,000   SUPERVALU Inc. ......................       399,638        175,200
     28,000   The Great Atlantic &
                 Pacific Tea Co. Inc.+ ............       560,153        175,560
     30,000   UST Inc. ............................     2,051,247      2,081,400
        500   Village Super Market Inc., Cl. A ....        23,378         28,695
     10,000   Wal-Mart Stores Inc. ................       458,576        560,600
     24,000   Walgreen Co. ........................       882,059        592,080
     27,000   Whole Foods Market Inc. .............       669,022        254,880
                                                      -----------   ------------
                                                        6,687,421      5,218,055
                                                      -----------   ------------
              HEALTH CARE EQUIPMENT AND
                 SUPPLIES -- 17.3%
     14,000   Advanced Medical Optics Inc.+ .......       282,125         92,540
      7,500   Align Technology Inc.+ ..............        88,408         65,625
     28,187   AMDL Inc.+ ..........................        84,606         19,449
    161,813   AMDL Inc.+ (a) ......................       351,597        111,651
     40,000   AngioDynamics Inc.+ .................       729,281        547,600
     20,000   Boston Scientific Corp.+ ............       243,780        154,800
     16,000   Covidien Ltd. .......................       652,545        579,840
     33,000   Cutera Inc.+ ........................       487,963        292,710
     24,000   Datascope Corp. .....................     1,232,236      1,253,760
     21,100   ev3 Inc.+ ...........................       345,702        128,710
     26,000   Greatbatch Inc.+ ....................       644,549        687,960
     10,000   Henry Schein Inc.+ ..................       446,346        366,900
     15,000   Hologic Inc+ ........................       284,551        196,050
     27,000   Inverness Medical
                 Innovations Inc.+ ................       652,312        510,570
     14,000   Kinetic Concepts Inc.+ ..............       796,765        268,520
     15,000   Medical Action Industries Inc.+ .....       270,907        150,000
    261,900   Medical Nutrition USA Inc.+ .........       580,847        392,850
      9,000   Medtronic Inc. ......................       470,816        282,780
     13,000   Mentor Corp. ........................       397,930        402,090
     34,000   Micrus Endovascular Corp.+ ..........       718,227        394,740
     12,000   Orthofix International NV+ ..........       404,667        183,960
     21,000   St. Jude Medical Inc.+ ..............       864,933        692,160
      4,000   Stryker Corp. .......................       197,260        159,800
     80,000   Vascular Solutions Inc.+ ............       734,110        721,600
      9,000   Zimmer Holdings Inc.+ ...............       735,874        363,780
                                                      -----------   ------------
                                                       12,698,337      9,020,445
                                                      -----------   ------------
              HEALTH CARE PROVIDERS AND
                 SERVICES -- 10.5%
     14,000   Aetna Inc. ..........................       703,453        399,000
     12,000   Amedisys Inc.+ ......................       492,990        496,080
      7,000   AmerisourceBergen Corp. .............       314,391        249,620
      8,000   Cardinal Health Inc. ................       469,607        275,760
      3,000   Chemed Corp. ........................       126,720        119,310
    350,000   Continucare Corp.+ ..................       750,819        738,500
     14,000   Healthways Inc.+ ....................       442,693        160,720
     12,000   IMS Health Inc. .....................       324,226        181,920
     10,000   McKesson Corp. ......................       522,503        387,300
    275,100   Metropolitan Health Networks
                 Inc.+ ............................       490,429        440,160
     23,000   Omnicare Inc. .......................       750,078        638,480
      9,000   Owens & Minor Inc. ..................       332,562        338,850
     12,000   PSS World Medical Inc.+ .............       199,315        225,840
     31,200   UnitedHealth Group Inc. .............     1,355,499        829,920
                                                      -----------   ------------
                                                        7.275,285      5,481,460
                                                      -----------   ------------


                 See accompanying notes to financial statements.

                  THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

                                                                       MARKET
  SHARES                                                  COST          VALUE
-----------                                           -----------   ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS -- 8.2%
     11,000   Abbott Laboratories .................   $   582,962   $    587,070
    705,600   Genelabs Technologies Inc.+ .........       894,721        910,224
     30,000   Inspire Pharmaceuticals Inc.+ .......       132,501        108,000
     22,000   Johnson & Johnson ...................     1,387,793      1,316,260
     18,500   Matrixx Initiatives Inc.+ ...........       344,204        305,065
     13,000   Merck & Co. Inc. ....................       649,566        395,200
     46,000   Pain Therapeutics Inc.+ .............       385,459        272,320
      8,781   Teva Pharmaceutical Industries
                 Ltd., ADR ........................       369,759        373,799
                                                      -----------   ------------
                                                        4,746,965      4,267,938
                                                      -----------   ------------
              TOTAL COMMON STOCKS .................    56,586,870     44,330,779
                                                      -----------   ------------
              WARRANTS -- 0.1%
              HEALTH CARE EQUIPMENT AND
              SUPPLIES -- 0.1%
     80,907   AMDL Inc.,
                 expire 03/05/11+ (a)(b) ..........       148,405         28,093
                                                      -----------   ------------

 PRINCIPAL
  AMOUNT
-----------
              U.S. GOVERNMENT OBLIGATIONS -- 14.9%
              U.S. TREASURY CASH MANAGEMENT BILLS -- 7.1%
$ 3,731,000   U.S. Treasury Cash Management Bills,
                 0.051% to 0.183%++,
                 04/29/09 to 06/24/09 .............     3,729,091      3,729,333
                                                      -----------   ------------
              U.S. TREASURY BILLS -- 7.8%
  4,076,000   U.S. Treasury Bills,
                 0.020% to 1.129%++,
                 01/08/09 to 06/25/09 .............     4,073,569      4,073,421
                                                      -----------   ------------
              TOTAL U.S. GOVERNMENT
                 OBLIGATIONS ......................     7,802,660      7,802,754
                                                      -----------   ------------
TOTAL INVESTMENTS -- 100.0% .......................   $64,537,935     52,161,626
                                                      ===========
OTHER ASSETS AND LIABILITIES (NET) ................                      459,911
                                                                    ============
NET ASSETS -- COMMON SHARES
   (8,474,459 common shares outstanding) ..........                 $ 52,621,537
                                                                    ============
NET ASSET VALUE PER COMMON SHARE
   ($52,621,537 / 8,474,459 shares outstanding) ...                 $       6.21
                                                                    ============

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of Rule 144A securities amounted to $139,744 or 0.27% of total investments.

(b) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $28,093 or 0.05% of total investments.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

                                                         % OF
                                                         MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION                               VALUE         VALUE
--------------------------                            -----------   ------------
North America .....................................       83.6%     $ 43,629,640
Europe ............................................        8.3         4,325,255
Japan .............................................        6.1         3,180,243
Latin America .....................................        1.9           981,973
Asia/Pacific ......................................        0.1            44,515
                                                         -----      ------------
Total Investments .................................      100.0%     $ 52,161,626
                                                         =====      ============

                 See accompanying notes to financial statements.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $ 64,537,935) ...................   $ 52,161,626
   Cash ........................................................            722
   Receivable for investments sold .............................      1,218,935
   Dividends and interest receivable ...........................         66,973
   Prepaid expense .............................................          3,191
                                                                   ------------
   TOTAL ASSETS ................................................     53,451,447
                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................        470,713
   Distributions payable .......................................         47,212
   Payable for investment advisory fees ........................         43,435
   Payable for payroll expenses ................................         22,168
   Payable for accounting fees .................................          7,500
   Payable for shareholder communications expenses .............        185,919
   Other accrued expenses ......................................         52,963
                                                                   ------------
   TOTAL LIABILITIES ...........................................        829,910
                                                                   ------------
   NET ASSETS applicable to 8,474,459 shares outstanding .......   $ 52,621,537
                                                                   ============
NET ASSETS CONSIST OF:
   Paid-in capital, at $ 0.001 par value .......................   $ 67,217,075
   Accumulated distributions in excess of
      net investment income ....................................           (644)
   Accumulated net realized loss on investments and
      foreign currency transactions ............................     (2,218,852)
   Net unrealized depreciation on investments ..................    (12,376,309)
   Net unrealized appreciation on foreign currency
      translations .............................................            267
                                                                   ------------
   NET ASSETS ..................................................   $ 52,621,537
                                                                   ============
NET ASSET VALUE PER COMMON SHARE:
   ($52,621,537 / 8,474,459 shares outstanding:
   unlimited number of shares authorized) ......................   $       6.21
                                                                   ============

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $ 7,747) .................   $    707,838
   Interest ....................................................        190,496
                                                                   ------------
   TOTAL INVESTMENT INCOME .....................................        898,334
                                                                   ------------
EXPENSES:
   Investment advisory fees ....................................        611,844
   Shareholder communications expenses .........................        477,182
   Payroll expenses ............................................        105,572
   Shareholder services fees ...................................         68,557
   Legal and audit fees ........................................         65,077
   Trustees' fees ..............................................         59,490
   Accounting fees .............................................         45,000
   Custodian fees ..............................................          2,824
   Tax expense .................................................          1,004
   Interest expense ............................................          1,000
   Miscellaneous expenses ......................................         40,671
                                                                   ------------
   TOTAL EXPENSES ..............................................      1,478,221
   Less: Custodian fee credits .................................         (2,604)
                                                                   ------------
   NET EXPENSES ................................................      1,475,617
                                                                   ------------
   NET INVESTMENT LOSS .........................................       (577,283)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized loss on investments ............................     (2,210,586)
   Net realized loss on foreign currency transactions ..........         (1,314)
                                                                   ------------
   Net realized loss on investments and
      foreign currency transactions ............................     (2,211,900)
                                                                   ------------
   Net change in unrealized appreciation/(depreciation):
      on investments ...........................................    (12,234,916)
      on foreign currency translations .........................             99
                                                                   ------------
   Net change in unrealized appreciation/(depreciation)
      on investments and foreign currency
      translations .............................................    (12,234,817)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
      INVESTMENTS AND FOREIGN CURRENCY .........................    (14,446,717)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................................   $(15,024,000)
                                                                   ============

                 See accompanying notes to financial statements.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED          PERIOD ENDED
                                                                                   DECEMBER 31, 2008   DECEMBER 31, 2007 (a)
                                                                                   -----------------   ---------------------
OPERATIONS:
   Net investment income/(loss) ................................................     $   (577,283)         $    193,924
   Net realized gain/(loss) on investments and foreign currency transactions ...       (2,211,900)              644,611
   Net change in unrealized appreciation/(depreciation) on investments and
      foreign currency translations ............................................      (12,234,817)             (141,225)
                                                                                     ------------          ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      (15,024,000)              697,310
                                                                                     ------------          ------------
DISTRIBUTIONS TO COMMON SHARES:
   Net investment income .......................................................          (97,110)              (97,456)
   Net realized short-term gain ................................................         (326,612)             (326,267)
                                                                                     ------------          ------------
   TOTAL DISTRIBUTIONS TO COMMON SHARES ........................................         (423,722)             (423,723)
                                                                                     ------------          ------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued in offering ............               --            67,695,672
                                                                                     ------------          ------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .....................               --            67,695,672
                                                                                     ------------          ------------
   NET INCREASE/(DECREASE) IN NET ASSETS .......................................      (15,447,722)           67,969,259
NET ASSETS:
   Beginning of period .........................................................       68,069,259               100,000
                                                                                     ------------          ------------
   End of period (including undistributed net investment income of $0 and
      $96,466, respectively) ...................................................     $ 52,621,537          $ 68,069,259
                                                                                     ============          ============

----------
(a) The Gabelli Healthcare & Wellness(Rx) Trust commenced investment operations on June 28, 2007.

                 See accompanying notes to financial statements.

                  THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                      YEAR ENDED           PERIOD ENDED
                                                                                   DECEMBER 31, 2008   DECEMBER 31, 2007 (a)
                                                                                   -----------------   ---------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........................................        $  8.03             $  8.00
                                                                                        -------             -------
   Net investment income/(loss) ................................................          (0.07)               0.02
   Net realized and unrealized gain/(loss) on investments and foreign currency
      transactions .............................................................          (1.70)               0.06
                                                                                        -------             -------
   Total from investment operations ............................................          (1.77)               0.08
                                                                                        -------             -------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .......................................................          (0.01)              (0.01)
   Net realized short-term gain ................................................          (0.04)              (0.04)
                                                                                        -------             -------
   Total distributions to common shareholders ..................................          (0.05)              (0.05)
                                                                                        -------             -------
   NET ASSET VALUE, END OF PERIOD ..............................................        $  6.21             $  8.03
                                                                                        =======             =======
   Net asset value total return + ..............................................         (22.03)%              1.00%
                                                                                        =======             =======
   Market value, end of period .................................................        $  5.01             $  7.09
                                                                                        =======             =======
   Total investment return ++ ..................................................         (28.63)%            (10.75)%
                                                                                        =======             =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets end of period (in 000's) .........................................        $52,622             $68,069
   Ratio of net investment income/(loss) to average net assets .................          (0.94)%              0.56%(b)
   Ratio of operating expenses to average net assets ...........................           2.41%               1.97%(b)
   Portfolio turnover rate .....................................................          122.0%               26.7%+++

----------
+ Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

++ Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.

(a) The Gabelli Healthcare & Wellness(Rx) Trust commenced investment operations on June 28, 2007.

(b)  Annualized.

                 See accompanying notes to financial statements.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Healthcare & Wellness(Rx) Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the "1940 Act"), whose objective is long-term growth of capital. Investment operations commenced on June 28, 2007. The Fund had no operations prior to June 28, 2007, other than the sale of 12,500 common shares for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). On June 28, 2007, the Equity Trust contributed $67,695,672 in cash in exchange for shares of the Fund, and on the same date distributed such shares to the Equity Trust holders of record as of June 21, 2007 at the rate of one share of the Fund for every twenty shares of the Equity Trust common stock.

     Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                INVESTMENTS IN
                                                  SECURITIES
                                                (MARKET VALUE)
VALUATION INPUTS                                    ASSETS
----------------                                --------------
Level 1 - Quoted Prices                           $44,330,779
Level 2 - Other Significant Observable Inputs       7,830,847
                                                  -----------
Total                                             $52,161,626
                                                  ===========

There were no Level 3 investments at December 31, 2007 or 2008.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the "Acquired Funds") in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund's expenses. During the year ended December 31, 2008, the Fund did not hold any investments in Acquired Funds.

     OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At December 31, 2008, the Fund had no investments in options.

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008 there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts in the Fund.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     CONCENTRATION RISKS. The Fund will invest a significant portion of its assets in companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, write-offs of net operating loss, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to decrease accumulated distributions in excess of net investment income by $577,283 and decrease accumulated net realized loss on investments and foreign currency transactions by $1,314, with an offsetting adjustment to paid-in capital.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                               2008       2007
                                                             --------   --------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ...............   $423,722   $423,723
                                                             --------   --------
Total distributions paid .................................   $423,722   $423,723
                                                             ========   ========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes.

     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards ...................   $ (1,540,875)
Net unrealized depreciation on investments and
   foreign currency translations .........................    (13,054,019)
Other temporary differences* .............................           (644)
                                                             ------------
Total ....................................................   $(14,595,538)
                                                             ============

----------
* Other temporary differences are primarily due to adjustments on dividend payables.

     At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $1,540,875 which are available to reduce future required distributions of net capital gains to shareholders through 2016.

     The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2008:

                                                  GROSS          GROSS
                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                                    COST      APPRECIATION   DEPRECIATION    DEPRECIATION
                                -----------   ------------   ------------   --------------
Investments .................   $65,215,912     $655,402     $(13,709,688)   $(13,054,286)

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

     During the year ended December 31, 2008, the Fund paid brokerage commissions on security trades of $53,052 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its affiliated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008, the Fund accrued $105,572, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $68,398,070 and $61,261,817, respectively.

     Purchases and proceeds from the sales of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $1,749,903 and $1,730,000, respectively.

5. CAPITAL. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund did not have any transactions in shares of beneficial interest.

     Transactions in common shares were as follows:

                                                              PERIOD ENDED
                                                          DECEMBER 31, 2007(a)
                                                        ------------------------
                                                          SHARES        AMOUNT
                                                        ----------   -----------
Initial seed capital ................................       12,500   $   100,000
Additional shares issued immediately
   prior to spin-off from the Equity Trust ..........    8,461,959    67,695,672
                                                        ----------   -----------
Net increase ........................................    8,474,459   $67,795,672
                                                        ==========   ===========

----------
(a) The Gabelli Healthcare & Wellness(Rx) Trust commenced investment operations on June 28, 2007.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Healthcare & Wellness(Rx) Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Healthcare & Wellness(Rx) Trust (hereafter referred to as the "Trust") at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 28, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Healthcare & Wellness(Rx) Trust at One Corporate Center, Rye, NY 10580-1422.

                                                    NUMBER OF
                                     TERM OF      FUNDS IN FUND
       NAME, POSITION(S)           OFFICE AND       COMPLEX
          ADDRESS(1)                LENGTH OF      OVERSEEN BY           PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
          AND AGE                TIME SERVED(2)      TRUSTEE             DURING PAST FIVE YEARS             HELD BY TRUSTEE(4)
------------------------------   --------------   -------------   ------------------------------------   -------------------------
INTERESTED TRUSTEES(3):
MARIO J. GABELLI                 Since 2007***          26        Chairman and Chief Executive Officer   Director of Morgan Group
Trustee and                                                       of GAMCO Investors, Inc. and Chief     Holdings, Inc. (holding
Chief Investment Officer                                          Investment Officer - Value             company); Chairman of the
Age: 66                                                           Portfolios of Gabelli Funds, LLC and   Board of LICT Corp.
                                                                  GAMCO Asset Management Inc.;           (multimedia and
                                                                  Director/Trustee or Chief Investment   communication services
                                                                  Officer of other registered            company)
                                                                  investment companies in the
                                                                  Gabelli/GAMCO Funds complex;
                                                                  Chairman and Chief Executive Officer
                                                                  of GGCP, Inc.

INDEPENDENT TRUSTEES (5):
THOMAS E. BRATTER                Since 2007**            4        Director, President, and Founder of              --
Trustee                                                           The John Dewey Academy (residential
Age: 69                                                           college preparatory therapeutic high
                                                                  school)

ANTHONY J. COLAVITA              Since 2007*            36        Partner in the law firm of                       --
Trustee                                                           Anthony J. Colavita, P.C.
Age: 73

JAMES P. CONN                    Since 2007**           18        Former Managing Director and Chief               --
Trustee                                                           Investment Officer of Financial
Age: 70                                                           Security Assurance Holdings Ltd.
                                                                  (insurance holding company)
                                                                  (1992-1998)

VINCENT D. ENRIGHT               Since 2007***          16        Former Senior Vice President and       Director of Echo
Trustee                                                           Chief Financial Officer of KeySpan     Therapeutics, Inc.
Age: 65                                                           Corporation (public utility)           (therapeutics and
                                                                  (1994-1998)                            diagnostics)

ROBERT C. KOLODNY, MD            Since 2007*             2        Physician, author, and lecturer                  --
Trustee                                                           (self- employed) since 1983; General
Age: 64                                                           Partner of KBS Partnership, KBS II
                                                                  Investment Partnership, KBS III
                                                                  Investment Partnership, KBS IV
                                                                  Limited Partnership, KBS New
                                                                  Dimensions, L.P., KBS Global
                                                                  Opportunities, L.P. and KBS VII
                                                                  Limited Partnership (private
                                                                  investment partnerships) since 1981;
                                                                  Medical Director and Chairman of the
                                                                  Board of the Behavioral Medicine
                                                                  Institute since 1983

ANTHONIE C. VAN EKRIS            Since 2007***          20        Chairman of BALMAC International,                --
Trustee                                                           Inc. (commodities and futures
Age: 74                                                           trading)

SALVATORE J. ZIZZA               Since 2007*            28        Chairman of Zizza & Co., Ltd.          Director of Hollis-Eden
Trustee                                                           (consulting)                           Pharmaceuticals
Age: 63                                                                                                  (biotechnology) and Earl
                                                                                                         Scheib, Inc. (automotive
                                                                                                         services)

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                               TERM OF
   NAME, POSITION(S)         OFFICE AND
      ADDRESS(1)              LENGTH OF                      PRINCIPAL OCCUPATION(S)
       AND AGE             TIME SERVED(2)                    DURING PAST FIVE YEARS
------------------------   --------------   --------------------------------------------------------
OFFICERS:
AGNES MULLADY              Since 2007       Vice President of Gabelli Funds, LLC since 2007; Officer
President and Treasurer                     of all of the registered investment companies in the
Age: 50                                     Gabelli/GAMCO Funds complex; Senior Vice President of
                                            U.S. Trust Company, N.A. and Treasurer and Chief
                                            Financial Officer of Excelsior Funds from 2004 through
                                            2005; Chief Financial Officer of AMIC Distribution
                                            Partners from 2002 through 2004

BRUCE N. ALPERT            Since 2007       Executive Vice President and Chief Operating Officer of
Secretary                                   Gabelli Funds, LLC since 1988 and an officer of all of
Age: 57                                     the registered investment companies in the Gabelli/GAMCO
                                            Funds complex. Director and President of Teton Advisors,
                                            Inc. (formerly Gabelli Advisers, Inc.) since 1998

CARTER W. AUSTIN           Since 2007       Vice President of the Gabelli Equity Trust Inc. since
Vice President                              2000, Vice President of The Gabelli Dividend & Income
Age: 42                                     Trust since 2003, The Gabelli Global Gold, Natural
                                            Resources & Income Trust since 2005, The Gabelli Global
                                            Deal Fund since 2006, and the Fund since 2007; Vice
                                            President of Gabelli Funds, LLC since 1996

PETER D. GOLDSTEIN         Since 2007       Director of Regulatory Affairs at GAMCO Investors, Inc.
Chief Compliance Officer                    since 2004; Chief Compliance Officer of all of the
Age: 55                                     registered investment companies in the Gabelli/GAMCO
                                            Funds complex; Vice President of Goldman Sachs Asset
                                            Management from 2000 through 2004

DAVID I. SCHACHTER         Since 2007       Vice President of The Gabelli Utility Trust since 1999,
Vice President                              The Gabelli Global Utility & Income Trust since 2004,
Age: 55                                     The Gabelli Global Deal Fund since 2006, and the Fund
                                            since 2007; Vice President of Gabelli & Company, Inc.
                                            since 1999.

ADAM E. TOKAR              Since 2007       Assistant Vice President of the Fund since 2007;
Assistant Vice President                    Portfolio Administrator for GAMCO Asset Management, Inc.
& Ombudsman                                 since 2003; Student at Gettysburg College prior to 2003.
Age: 28

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** - Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)  Trustees who are not interested persons are considered "Independent"
     Trustees.

CERTIFICATIONS

     The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 17, 2008, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                                      TOTAL AMOUNT    ORDINARY      DIVIDEND
                 PAYABLE    RECORD        PAID       INVESTMENT   REINVESTMENT
                  DATE       DATE       PER SHARE      INCOME         PRICE
                --------   --------   ------------   ----------   ------------
COMMON SHARES
                12/29/08   12/22/08     $0.05000      $0.05000      $4.96360
                12/28/07   12/21/07      0.05000       0.05000       7.09030

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2008 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. TREASURY SECURITIES INCOME

     The Fund paid to common shareholders an ordinary income distribution of $0.05000 per share in 2008. For the year ended December 31, 2008, 14.79% of the ordinary distribution qualified for the dividends received deduction available to corporations, and 14.36% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income distributions paid by the Fund during 2008 derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Government securities held as of December 31, 2008 was 14.83%.

                        HISTORICAL DISTRIBUTION SUMMARY

COMMON SHARES

                               SHORT-TERM
                  INVESTMENT     CAPITAL        TOTAL
                  INCOME (A)    GAINS (A)   DISTRIBUTIONS
                  ----------   ----------   -------------
2008 ..........     $0.0114      $0.0386       $0.0500
2007 ..........      0.0115       0.0385        0.0500

----------
(a)  Taxable as ordinary income for federal tax purposes.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Annual Meeting of The Gabelli Healthcare & Wellness(Rx) Trust's shareholders will be held on Monday, May 18, 2009 at the Greenwich Library in Greenwich, Connecticut.

                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Healthcare & Wellness(Rx) Trust (the "Fund") is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                              TRUSTEES AND OFFICERS
                   THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
   FORMER SENIOR VICE PRESIDENT &
   CHIEF FINANCIAL OFFICER,
   KEYSPAN CORP.

Robert C. Kolodny, MD
   PHYSICIAN, AUTHOR, AND LECTURER,
   GENERAL PARTNER OF KBS PARTNERSHIP

Anthonie C. van Ekris
   CHAIRMAN, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS

Agnes Mullady
   PRESIDENT AND TREASURER

Bruce N. Alpert
   SECRETARY

Carter W. Austin
   VICE PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

David I. Schachter
   VICE PRESIDENT

Adam E. Tokar
   ASSISTANT VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                        Common
                      ---------
NYSE-Symbol:             GRX
Shares Outstanding:   8,474,459

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds." The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares.

                  THE GABELLI HEALTHCARE & WELLNESS(RX) TRUST

                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)

                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM

                          E-MAIL: CLOSEDEND@GABELLI.COM              GRX Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,000 for 2007 and $31,900 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2007 and $3,250 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and
          (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  100%

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of Gabelli Healthcare & Wellness(Rx) Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.


Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 as a research analyst upon earning an MBA from Columbia Business School. Mr. Dryer previously worked as an investment banking analyst at Banc of America Securities following his graduation from the University of Pennsylvania.

Mr. Jeffrey J. Jonas, CFA joined Gabelli & Company, Inc. in 2003 as a research analyst. Prior to his appointment as Associated Portfolio Manager of the Healthcare Trust, Mr. Jonas served as co-portfolio manager of GAMCO Medical Opportunities LP. Mr. Jonas was a Presidential Scholar at Boston College where he received a BS in finance and management information systems.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                    No. of      Total Assets
                                                                   Accounts      in Accounts
                                                                     where          where
Name of Portfolio                          Total                 Advisory Fee   Advisory Fee
   Manager or            Type of      No. of Accounts    Total    is Based on    is Based on
   Team Member          Accounts          Managed       Assets    Performance    Performance
-----------------   ---------------   ---------------   ------   ------------   ------------
1. Mario Gabelli    Registered                24          10.5B        7              3.4B
                    Investment
                    Companies:

                    Other Pooled              22         355.1M       19            316.4M
                    Investment
                    Vehicles:

                    Other Accounts:        2,049           8.1B        6            994.1M

2. Kevin Dreyer     Registered                 1          12.3M        0                0
                    Investment
                    Companies:

                    Other Pooled               0             0         0                0
                    Investment
                    Vehicles:

                    Other Accounts:            1           4.4M        0                0

3. Jeff Jonas       Registered                 0             0         0                0
                    Investment
                    Companies:

                    Other Pooled               0             0         0                0
                    Investment
                    Vehicles:

                    Other Accounts:            0             0         0                0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective Portfolio Manager's compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli, Kevin Dreyer, and Jeff Jonas owned $100,001 - $500,000,
$10,001 - $50,000, and $0 - $10,000, respectively, of shares of the Trust as of December 31, 2008.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                          (c) TOTAL NUMBER OF       (d) MAXIMUM NUMBER (OR
                                                           SHARES (OR UNITS)     APPROXIMATE DOLLAR VALUE) OF
           (a) TOTAL NUMBER OF                            PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY
            SHARES (OR UNITS)    (b) AVERAGE PRICE PAID    PUBLICLY ANNOUNCED     YET BE PURCHASED UNDER THE
PERIOD          PURCHASED          PER SHARE (OR UNIT)     PLANS OR PROGRAMS           PLANS OR PROGRAMS
--------   -------------------   ----------------------   --------------------   ----------------------------
Month #1   Common - N/A          Common - N/A             Common - N/A           Common - 8,474,459
07/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
07/31/08

Month #2   Common - N/A          Common - N/A             Common - N/A           Common - 8,474,459
08/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
08/31/08

Month #3   Common - N/A          Common - N/A             Common - N/A           Common - 8,474,459
09/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
09/30/08

Month #4   Common - N/A          Common - N/A             Common - N/A           Common - 8,474,459
10/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
10/31/08

Month #5   Common - N/A          Common - N/A             Common - N/A           Common - 8,474,459
11/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
11/30/08

Month #6   Common - N/A          Common - N/A             Common - N/A           Common - 8,474,459
12/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
12/31/08

Total      Common - N/A          Common - N/A             Common - N/A           N/A

           Preferred - N/A       Preferred - N/A          Preferred - N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   The Gabelli Healthcare & Wellness(Rx) Trust
             -------------------------------------------------------------------



By (Signature and Title)*   /s/ Agnes Mullady
                            ----------------------------------------
                            Agnes Mullady, Principal Executive
                            Officer and Principal Financial Officer

Date 3/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Agnes Mullady
                            ----------------------------------------
                            Agnes Mullady, Principal Executive
                            Officer and Principal Financial Officer

Date 3/9/09

* Print the name and title of each signing officer under his or her signature.